Exhibit 10.15

QT

STELIOS-ARIS/NICK

REF IRENES LOGOS/CCNI amended recap

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ACCORDING TO YOUR AUTHORITIES WE ARE NOW FULLY FIXED ASPER FOLL RECAP:

* NEGO + FIXTURE TO REMAIN P+C

* MV IRENES LOGOS AS DESCRIBED BELOW

BUT INSERT IN TC DESC ‘TANKS TOP SURFACES IN HOLDS 3,4,5, AND 6 ARE FULLY FLAT FOR LOADING BREAKBULK CARGOES ’

* A/C CCNI

* DELIVERY: ON DLOSP SETUBAL EX DD

* LAYCAN: 19-31 AUGUST 08, TO BE NARROWED TO 7 DAYS ON 30 DAYS AND TO 4 DAYS ON 15 DAYS RESP DELY NOTICES

* PERIOD: MIN 24 MAX 26 MTHS T/C EXACT PERIOD IN CHOPT

* REDELIVERY: DLOSP 1SP C.PASSERO-HAMBURG RANGE OR IN CHOPT SHANGHAI - SINGAPORE RANGE PORT IN CHOPT ATDNSHINC

* HIRE: USD 16900 DAILY INCLOT

* 2.5PC TOTAL COMMISSION

* CVE: USD 1000/ MONTH

* LDLM: USD 1250/ MONTH

++

VESSEL DESCRIBED AS FOLLOWS:

C/V CMA CGM LIMON

================= EX IRENES LOGOS, EX ISE GEARED /FULLY CELLULAR CONTAINER VESSEL WITH HOLD STOPPERS BLT 1995 - FLAG PANAMA - CLASS NK DWAT 24970 MT ON 9.62 M DRFT GRT 18716 / NRT 9827

LOA: 194.18 M / BEAM : 28.00 M

ENGINE-BRIDGE AFT

BOWTHRUSTER FITTED

ANTI HEELING AUTOMATIC SYSTEM

CARGO GEAR

--------------------

2 X 40/36 MT X 32/33 MR TYPE: JSW-HAGLUNDS DECK CRANES

1 X 30      MT X 34      MR TYPE: JSW-HAGLUNDS DECK CRANE

SPREADERS: 3 X 20FT AND 2 X 40FT FOR SERVING DECK CRANES HOLDS/HATCHES:7/10

------------------

6 HOLDS FORE OF BRIDGE AND 1 HOLD AFT

EACH BAY CABABLE FOR 1X40’ OR ALT. 2X20’(EXCEPT BAY 42-ONLY 40’) 10 HATCHES WITH 2 PONTOON COVERS EACH (EXCEPT HATCH NO.1 SINGLE PONTOON).

EACH PONTOON CAN BE OPENED/CLOSED INDEPENDENTLY- DIMENSIONS:

NO 1:             12.800 X   8.020 M (EACH HATCH)

NO 2 TO 10   12.800 X 11.130 M (PORT+STARBOARD)

CONTAINER INTAKE : 1625 TEUS

-------------------------------

1551 UNITS  20/8/8’6” + 37 UNITS  40/8/8’6”

STOWAGE: HOLDS      618 UNITS  20 X 8 X 8’6” - UP TO 5 TIERS

DISTRIBUTION:

NO 1   :                                 2/ 6/10          - 1ST TO 3RD TIER - 18 UNITS

NO 2   :                                 4/ 6/10/12/14  - 1ST TO 5TH TIER - 46 UNITS

NO 3   :                                 7/11/13/15/15  - 1ST TO 5TH TIER - 61 UNITS

NO 4A:                                12/16/16/16/16  - 1ST TO 5TH TIER - 76 UNITS

4B: 16/16/16/16/16  - 1ST TO 5TH TIER - 80 UNITS NO 5A: 16/16/16/16/16  - 1ST TO 5TH TIER - 80 UNITS

5B: 15/15/15/15/15  - 1ST TO 5TH TIER - 75 UNITS NO 6A: 14/16/16/16/16  - 1ST TO 5TH TIER - 78 UNITS

6B: 10/16/16/16/16  - 1ST TO 5TH TIER - 74 UNITS

NO 7 : 14/16           - 1ST TO 2TH TIER - 30 UNITS

STOWAGE: DECK        933 UNITS  20 X 8 X 8’6” - UP TO 5 TIERS

DISTRIBUTION:

NO 1 :               16/16/14/ 7                                       - 1ST TO 4TH TIER -  53 UNITS

NO 2 :               20/20/20/20                                    - 1ST TO 4TH TIER -  80 UNITS

NO 3 :               20/20/20/20                                    - 1ST TO 4TH TIER -  80 UNITS

NO 4 :               22/22/22/22                                    - 1ST TO 5TH TIER -  88 UNITS

NO 5 :               22/22/22/22/22                    - 1ST TO 5TH TIER -110 UNITS

NO 6 :               22/22/22/22/22                    - 1ST TO 5TH TIER -110 UNITS

NO 7 :               20/20/20/20/20                    - 1ST TO 5TH TIER -100 UNITS

NO 8 :               22/22/22/22/18                    - 1ST TO 5TH TIER -106 UNITS

NO 9 :               22/22/22/22/18                    - 1ST TO 5TH TIER -106 UNITS

AFT OF ACCOMODATION

NO10 : 22/22/22/22/12  - 1ST TO 5TH TIER -100 UNITS

STOWAGE: ON POOPDECK  37 UNITS  40 X 8 X 8’6” - UP TO 5 TIERS

DISTRIBUTION:

8/ 8/ 8/ 8/ 5  - 1ST TO 5TH TIER - 37 UNITS ALTERNATIVELY

------------------------------

785 UNITS 40/8/8’6” + 55 UNITS 20/8/8’6”

STOWAGE: HOLDS 295/FEUS + 28/TEUS UP TO 5 TIERS DECK 490/FEUS + 27/TEUS UP TO 5 TIERS.

ONE (1) TIER OF HIGH CUBE 9’6” BOXES CAN BE STOWED IN HOLDS WITHOUT AFFECTING CAPACITY.

45’ BOXES CAN BE STOWED ON DECK (JUMPING LOAD) FORE OF BRIDGE BUT NOT AFT.

STOWAGE ON DECK 45’ BOXES : 146 UNITS (2ND TO 5TH TIER -JUMP LOAD)

84 UNITS (3RD TO 5TH TIER -JUMP LOAD).

40’ (9’6” HC): 300 UNITS ON DECK.

ONE (1)TIER OF HIGH CUBE 9’06” BOXES CAN BE STOWED IN HOLDS WITHOUT AFFECTING CAPACITY.

STABILITY (IMO CONDITIONS):

---------- ---------------------------------

12 MT/TEU HOMG LOADED WEIGHT : 1373 TEUS

14 MT/TEU HOMG LOADED WEIGHT : 1250 TEUS INTAKES ALWAYS SUBJECT TO VSL’S STABILITY/TRIM/BUNKER QUANTITIES/ VISIBILITY AND PERMISSIBLE WEIGHTS.

SPEEDS AND CONSUMPTIONS:

-------------------------------------------

ALWAYS BASIS DESIGNED DRAFT OF 9.15 M,CLEAN HULL,CLEAN FUEL,GOOD WEATHER AND SEA CONDITION I.E. WINDS NOT EXCEEDING B/FORT SCALE MAX 2 AND NO NEGATIVE INFLUENCE BY SWELL,SEA STATE,ADVERSE CURRENTS AND/OR TIDAL STREAMS:

ABT 20 KNOTS ON ABT 53 MT HFO MAX RMG 380 ABT 19 KNOTS ON ABT 45 MT HFO MAX RMG 380 ABT 18 KNOTS ON ABT 37 MT HFO MAX RMG 380 ABT 17 KNOTS ON ABT 31 MT HFO MAX RMG 380

ALWAYS PLUS ON ABT 3 MT HFO MAX RMG 380 FOR AUX.ENGINE.

CONSUMPTION IN PORT PER DAY :

A) IDLE                                        2.5 MT HFO MAX RMG 380

B) CARGO GEAR WORKING   5.0 MT HFO MAX RMG 380

ALL CONSUMPTIONS PER DAY AND WITHOUT REEFERS CONNECTED.

CONSUMPTION FOR BOILER TO START UP IGNITORS ABT:10 MT MDO PER MONTH CONSUMPTION WHILE MANEUVERING,NAVIGATING IN SHALLOW WATERS, RIVERS, CANALS, ENTERING/LEAVING PORTS ETC.:ABT 1.8 MT DO FOR M.ENGINE PER HOUR.

VSL TO BE SUPPLIED WITH BUNKERS OF MIN 1.5 PCT SULPHUR CONTENT AND NOT INFERIOR TO:

HFO GRADE RMG 380 IN ACCORDANCE WITH ISO 8217:2005 MDO GRADE DMB IN ACCORDANCE WITH ISO 8217:2005 IN VIEW THAT MARPOL ANNEX VI IN FORCE AS FROM 19 MAY 2006 CHARTERERS SHALL ENSURE THAT PRIOR VSL’S ENTERING AT PLACES APPLICABLE (SECA) TO SUPPLY VESSEL WITH SUFFICIENT LOW SULPHUR BUNKERS TO MEET MARPOL ANNEX VI REQUIREMENTS TO BE CONSUMED DURING TRADING IN SUCH EMISSION CONTROLED ZONES AT CHARTERERS RISK, TIME AND EXPENSES WITHOUT MIXING UP WITH OTHER BUNKER ON BOARD.

IT IS UNDERSTOOD THAT IN CASE VSL REQUIRES TIME FOR FLUSHING BUNKER LINES PRIOR THE CONSUMPTION OF LOW SULPHUR FUEL MAY USE MDO ON CHRTS ACCT FITTINGS

--------------

FULLY FITTED WITH LOOSE LASHING MATERIAL/FITTINGS/STACKING CONES FOR 20’ AND 40’ UNITS, UNDER AND ON DECK.

REEFER CONTAINERS: 200 TEUS (88 TEUS ON DECK + 112 IN HOLDS) HOLD STOPPERS: HOLDS NO.4(FWD/AFT), 5(FWD/AFT), 6(FWD) MAXIMUM PERMISSIBLE LOAD ON TANK TOPS UNIFORMLY SPREAD IS 15 M/T PER SQM MECHANICAL VENTILATION

-----------------------------------------

TYPE               : ELECTRIC MOTOR DRIVEN, AXIAL FLOW FAN

NO. 4 HOLD   : 450 M3/MIN X 30 MMAQ X 5.5 KW X 2 SETS(EXH)

NO. 5 HOLD   : 450 M3/MIN X 30 MMAQ X 5.5 KW X 2 SETS(SUP)

NO. 6 HOLD   : 550 M3/MIN X 55 MMAQ X 11.0 KW X 2 SETS(SUP)

NO. 7 HOLD   : 125 M3/MIN X 30 MMAQ X 1.5 KW X 2 SETS(EXH)

STRENGTH - STACKWEIGHTS

-----------------------------------------

TANK TOP           :   120MT/TEU,    150MT/FEU

DECK                    :   60MT/TEU,      90MT/FEU

HATCH COVERS:   60MT/TEU,      90MT/FEU

TANK CAPACITIES (100PCT FULL)

------------------------------------------------

BALLAST:             6,252.36 M3

FRESH WATER:      324.32 M3

FUEL OIL:             2,374.50 M3

DIESEL OIL:            424.49 M3

ALL DETAILS ABT AND WOG

+

OWISE APER IRENES LOGOS / CCNI C/P DD 04/04/03 AND ADDENDUM NO.1 WITH LOGICAL ALTERATIONS AND FOLLOWING AMENDMENTS:

MAIN BODY

-----------------

* LINE 45

ADDITIONAL WORDING TO READ: “CHARTERERS, HOWEVER, HAVE THE OPTION TO LOAD PART CARGOES OF BREAKBULK CARGOES COMPATIBLE WITH CONTAINERS, ONLY APPLICABLE TO CARGO HOLDS, HATCHES SUITABLE TO DO IT.

VESSEL ALWAYS TO BE LOADED TO VESSEL’S SPECIFIC STABILITY AND LONGITUDINAL STRENGTH LIMITS. ALL BULK CARGOS ARE SPECIFICALLY EXCLUDED. SEE CLAUSES 33 & 34”

* LINE 62  DELETE ‘ IRAN’

* LINE 111 INSERT OWNERS NOMINATED BANK ACCOUNT:

BAYERISCHE HYPO - UND VEREINSBANK AG

ATHENS BRANCH GREECE

7 HERAKLITOU STR

10673 ATHENS

GREECE

SWIFT: HYVEGRAA

ACCOUNT NO: 123021 USD 2811 20

IBAN NO: GR 4 0720 5650 1230 48US D281 120 C/O TANGO SHIPPING S.A.

USD CORRESPONDED: JP MORGAN CHASE BANK, NY, USA (SWIFT:CHASUS33)

* LINE 252 DELETE “APRIL 2003” AND INSERT “JULY - AUGUST 2008”.

ALSO INSERT HERE THE WORDING OF ADDENDUM NO1 DELETING THE WORDING “AND CHARTERERS TO MAKE VESSEL AVAILABLE IN CHINA LATEST WITHIN MARCH-MAY 2005”

* L 379 DELETE FROM ‘ PAYMENT —... TILL END OF PARAGRAPH.

* LINE 410 ADD AT THE END “SEE ALSO CLAUSE 81”

ADDITIONAL CLAUSES

--------------------------------

* CL 28 INSERT VESSEL’S T/C DESCRIPTION AS PER RECAP.

* CL 33  FIRST PARAGRAPH TO REMAIN AS PER C/P EXCEPT DELETE “CHARTERERS ARE ALLOWED TO REMOVE ... UPTO ... AND BEFORE REDELIVERY”

SECOND PARAGRAPH TO READ AS FOLLOWS:

“IT IS AGREED THAT CHARTERERS ARE ALLOWED TO LOAD NON-CONTAINERISED BREAKBULK CARGOES ALWAYS PROVIDED THAT THESE CARGOES ARE SAFELY STOWED / LASHED / SECURED / DUNNAGED BY CHARTERERS AND/OR THEIR SERVANTS AND NOT DAMAGING THE VESSEL, ITS CELL GUIDES AND EQUIPMENT AND THAT THEY ARE LOADED WITHIN THE LIMITATIONS OF THE VESSEL’S DECK, HATCH COVER AND TANK TOP STRENGTHS AND STACK WEIGHTS AND FULLY IN ACCORDANCE WITH THE APPLICABLE CARGO AND CONTAINER LOADING AND SECURING MANUALS AS WELL AS VESSEL’S CLASSIFICATION SOCIETY REQUIREMENTS AS THE VESSEL IS CLASSED AS “CONTAINER VESSEL” AS PER VESSEL’S DESCRIPTION.

ALL STEVEDORING LASHING / SECURING / DUNNAGING / UNLASHING / UNSECURING AND DISPOSAL OF DUNNAGE TO BE FOR CHARTERERS’ ACCOUNT / RISK / EXPENSE BUT UNDER THE SUPERVISION AND DISCRETION OF THE MASTER.

CARGOES PERMITTED IN HOLDS:

METALLIC COPPER IN BUNDLES

STEEL PRODUCTS

LEAD INGOTS

MACHINERY /EQUIPMENTS

BAGGED CARGOES

ANY OTHER NON-CONTAINERISED CARGO WHICH CHARTERERS INTEND TO LOAD UNDER DECK IS SUBJECT TO OWNERS’ PRIOR APPROVAL, WHICH NOT TO BE UNREASONABLY WITHHELD.

CARGOES PERMITTED ON DECK:

ANY BREAKBULK CARGOES CARRIED ON DECK ALWAYS TO BE LOADED ON SUITABLE PLATFORMS AND/OR FLATRACKS.

STEEL PRODUCTS AND ANY KIND OF CARGO WHICH IS SENSITIVE TO BE EXPOSED TO WEATHER ARE EXCLUDED FROM CARRIAGE ON DECK.

DECK CARGO ALWAYS TO BE CARRIED AT CHARETRERS / SHIPPERS / RECEIVERS RISK AND EXPENSE, RESPONSIBILITY WITHOUT ANY LIABILITY ON THE VESSEL OR HER OWNERS FOR ANY LOSS, DAMAGE, EXPENSE OR BY VESSEL’S STENGTH, STABILITY AND ALWAYS AT MASTER’S DISCRETION, WHICH HOWEVER NOT TO BE UNREASONABLYY WITHHELD AND TO BE ALWAYS IN ACCORDANCE WITH VESSEL’S STABILITY PLAN. ALL BILLS OF LADING COVERING DECK CARGO TO BEAR THE FOLLOWING REMARKS ‘CARRIED IN DECK WITH SHIPPERS CONSENT AT SHIPPERS / CHARTERERS’ RISK WITHOUT MESTER’S / OWNERS’ RESPONSIBILITY FOR LOSS OR DAMAGE WHATSOEVER / HOWSOEVER CAUSED. THIS CLAUSE DOES NOT APPLY FOR ISO CONTAINERS ON DECK”

* CL 34 TO REMAIN AS PER C/P BUT ADD AT THE END OF THE CLAUSE FOLL:

‘NOTWITHSTANDING ABOVE CARGO EXCLUSIONS, CHARTERERS ARE PERMITTED TO CARRY AT THEIR RISK AND EXPENSE GOVERNMENT CARGOES OF ARMS/ AMMUNITIONS, AND UPTO MAXIMUM QUANTITY AS SPECIFIED IN THIS CLAUSE, IN PROPER CONTAINERS AND TANKS FOR THE CHILEAN ARMY. THE CARGOES MUST BE LAWFUL / LEGAL MERCHANDISE, PROPERLY DOCUMENTED AND NOT BE CONTRADICTIONARY TO THE GERMAN KRIEGSWAFFENKONTROLLGESETZ (WAR WEAPON CONTROL ACT) OR EQUIVALENT GOVERNMENTAL OFFICES AT LOADING AND DISCHARGE WHICH IS HEREBY WARRANTED BY CHARTERERS. OWNERS’ PRIOR APPROVAL FOR THE CARRIAGE THEREOF TO BE OBTAINED FOR EACH PARTICULAR SHIPMENT WHICH NOT TO BE UNRESONABLY WITHHELD. ANY ADDITIONAL INSURANCE PREMIUM ON VESSEL’S HULL AND MACHINERY AND CREW TO BE FOR CHARTERERS’ ACCOUNT.

NOTWITHSTANDING ABOVE, ANY CARGOES/TRADING APPLICABLE TO U.N. BOYCOTT AND/OR VESSEL’S FLAG STATE BOYCOTT ARE SPECIFICALLY EXCLUDED UNDER THIS CHARTER PARTY.”

* CL 36 ITEM 6  TO READ:

“CREW IF REQUIRED BY CHARTERERS TO PERFORM BETWEEN VOYAGES SWEEPING OF HOLDS AND REMOVAL OF DANNUGE PROVIDED SUCH WORKS CAN BE UNDERTAKEN BY THE CREW, TIME, SAFETY AND WEATHER PERMITTING. FOR EACH OPERATION CHARTERERS SHALL PAY OWNERS USD 500 PER HOLD.

ITEM 8 ADD AT THE END

“ PLUGGING/UNPLUGGING OF REEFER CONTAINERS: SHOULD SAME BE REQUIRED BY CHARTRERERS AND SUBJECT TO AVAILABILITY TO BE PERFOMED BY CREW AGAINST PAYMENT TO THE OWNERS USD 2 PER HANDLED REEFER.

ITEM 9. -LASHING/ UNLASHING OF CNTRS  :USD 5 PER BOX PROVIDED PORT REGULATION PERMIT’

* CLAUSE 41 DELETE “USD 15 MIO” AND INSERT “USD 30 MIO”. ALSO ADD AT THE

END:

“OWNERS RESERVE THEIR RIGHT TO REVIEW AND ADJUST H+M VALUE TO REFLECT THE VESSEL’S CURRENT H+M MARKET VALUE AND CHARTERERS HEREBY UNDERTAKE TO AMEND

H+M VALUE AND WAR RISK VALUE TO REFLECT THE VESSEL’S H+M/WR MARKET VALUE

H+AND

ANY ADDITIONAL PREMIUM ARISING THEREFROM TO BE FOR CHARTERERS’ ACCOUNT.”

* CLAUSE 44 DELETE LAST PARA AND INSERT

“CHARTERERS TO PAY TOGETHER WITH HIRE INSTALMENTS A LUMPSUM OF USD 1250 PER 30 DAYS OR PRO RATA TO OWNERS FOR LOSS OR DAMAGE TO LASHING MATERIALS.

CL 48 DELETE IN FULL INSERT BIMCO STEVEDORES DANMAGE CLAUSE ASF

‘ANY DAMAGE CAUSED BY STEVEDORES DURING THE CURRENCY OF THIS CHARTER PARTY SHALL BE REPORTED BY THE MASTER TO THE CHARTERERS OR THEIR AGENTS, IN WRITING, WITHIN 24 HOURS OF THE OCCURRENCE OR AS SOON AS POSSIBLE THEREAFTER BUT LATEST WHEN THE DAMAGE COULD HAVE BEEN DISCOVERED BY THE EXERCISE OF DUE DILIGENCE.  THE MASTER SHALL USE HIS BEST EFFORTS TO OBTAIN WRITTEN ACKNOWLEDGEMENT BY RESPONSIBLE PARTIES CAUSING DAMAGE UNLESS DAMAGE SHOULD HAVE BEEN MADE GOOD IN THE MEANTIME.

STEVEDORE DAMAGE AFFECTING SEAWORTHINESS OR THE PROPER WORKING OF THE VESSEL AND/OR HER EQUIPMENT, SHALL BE REPAIRED WITHOUT DELAY TO THE VESSEL AFTER EACH OCCURRENCE IN THE CHARTERERS’ TIME AND SHALL BE PAID FOR BY THE CHARTERERS.  OTHER REPAIRS SHALL BE DONE AT THE SAME TIME, BUT IF THIS IS NOT POSSIBLE, SAME SHALL BE REPAIRED WHILST VESSEL IS IN DRYDOCK IN THE OWNERS’ TIME, PROVIDED THIS DOES NOT INTERFERE WITH THE OWNERS’ REPAIR WORK, OR BY VESSEL’S CREW AT THE OWNERS’ CONVENIENCE.  ALL COSTS OF SUCH REPAIRS SHALL BE FOR THE CHARTERERS’ ACCOUNT.  ANY TIME SPENT IN REPAIRING STEVEDORE DAMAGE SHALL BE FOR THE CHARTERERS’ ACCOUNT.

THE CHARTERERS SHALL PAY FOR STEVEDORE DAMAGE WHETHER OR NOT PAYMENT HAS BEEN MADE BY STEVEDORES TO THE CHARTERERS.’

* CLAUSE 51

VESSEL ESTIMATED TO BE DELIVERED WITH ABOUT 500-700 MT IFO AND ABOUT 90-110 MT MDO. PLATT’S OILGRAM MEAN PRICES AT ROTTERDAM TO APPLY ON THE DAY OF DELIVERY AND REDELIVERY RESPECTIVELY.

* CLAUSE 88 - QUESTIONNAIRE

ITEM 2) INSERT LAST THREE CHARTERERS / EMPLOYEMENT

LAST: CMA CGM

PREV: ZIM

PREV: CCNI

ALL CARGOES CONTAINERS

ITEM 3A) EX NAMES:

“CMA CGM LIMON”, “IRENES LOGOS”, “ISE”

ITEM 3B)

OWNERSHIP: NONE

MANAGEMENT: 83 VESSEL’S INCL NEW BUILDING ORDERS ITEM 7) OWNERS P+1

CLUB: THE LONDON P+I CLUB

H+M VALUE: USD 30 MIO

IMO NO: 9123922

ITEM 8B) INSERT 24/05/2010

ITEM 9

A)                                  SAFETY CERTIFICATES EQUIPMENT 15/09/2009

CONTSRUCTION 24/05/2010

RADIO 02/11/08

GEAR 20/01/09

B)                                    HULL AND MACHINERY CERT 24/05/10

C)                                    INT LOADLINE CERT 24/05/10

D)                                   RENEW EVERY 6 MONTHS

E)                                     OPA/COFR CERTIFICATE 13/12/09

ITEM 10

A)                                  LAST DD 16/07/05

B)                                    LAST SS 16/07/05

C)                                    NEXT SURVEY / DRY DOCK 15/07/08

ITEM 15 INSERT:

BAYERISCHE HYPO - UND VEREINSBANK AG

ATHENS BRANCH GREECE

7 HERAKLITOU STR

10673 ATHENS

GREECE

SWIFT: HYVEGRAA

ACCOUNT NO: 123021 USD 2811 20

IBAN NO: GR 4 0720 5650 1230 48US D281 120 C/O TANGO SHIPPING S.A.

USD CORRESPONDED: JP MORGAN CHASE BANK, NY, USA (SWIFT:CHASUS33)

* CL 89 TO READ:

“OWNERS GUARANTEE THAT TANK TOPS SURFACES IN HOLD 3, 4, 5 AND 6 ARE FULLY FLAT FOR LOADING BREAKBULK CARGOES HOWEVER HOLD NO 3 IS NOT FITTED WITH STOPPERS. ROW 4 AT BAY 22 AND ROW 2 AT BAY 30 CANNOT STOW HIGH CUBES. HOLDS’ NO3 AND NO7 MAXIMUM PERMISSIBLE LOAD ON TANK TOPS UNIFORMLY SPREAD IS 15 M/T PER SQM. IMDG CARGOES CAN BE LOADED IN HOLDS NO4, NO7 AND WEATHER DECK”

ADD CLAUSE (CLAUSE 90) :  ‘ CHILEAN COASTAL TRADE’

AS FROM THE DATE OF DELIVERY TO THE CHARTERERS AND UNTIL HER REDELIVERY TO OWNERS, THE VESSEL IS EXPRESSLY FORBIDDEN TO PERFORM COASTAL VOYAGES BETWEEN CHILEAN PORTS OR THEIR INSTALLATIONS.”

END RECAP

THANK YOU VERY MUCH FOR THIS FURTHER FIXTURE.

UNQT